SUPPLEMENT NO. 1 TO
              SUBSCRIPTION AGREEMENT/CONFIDENTIAL PRIVATE PLACEMENT
                               OFFERING MEMORANDUM


                             ESSENTIAL REALITY, INC.
                             (A NEVADA CORPORATION)


      This Supplement No. 1 (the "Supplement") to the Subscription Agreement (the "Agreement") and Confidential Private Placement Offering Memorandum dated June 17, 2004 (the "Memorandum") is being furnished to you on a confidential basis in connection with the offering by Essential Reality, Inc., a Nevada corporation (the "Company"), of shares of its Series A 6% Non-Redeemable Convertible Preferred Stock (the "Offering"). The information contained in this Supplement supplements and, in certain respects, modifies or supersedes certain statements contained in the Memorandum. Investors are urged to review the Memorandum and this Supplement carefully. Capitalized terms not defined herein have the meanings given to them in the Agreement or Memorandum, as applicable.

CHANGES TO THE AGREEMENT AND MEMORANDUM

The following changes to the Agreement shall also be deemed to be amendments to any related disclosures made relating to them in the Memorandum.

DEFINITIONS

The definition of the term "Certificates" in Section 1.1 is amended to read in its entirety as follows:

"Certificates" shall mean the AMENDED Certificate of Designation of the Rights and Preferences of Series A Convertible Non-Redeemable Preferred Shares attached as Exhibit A and the Certificate of Designation of the Rights and Preferences of Series B Convertible Non-Redeemable Preferred Shares attached as Exhibit B which shall be filed by the Company with the Secretary of State of Nevada prior to the Closing Date.

CLOSING DATE

The portion of the first sentence of subsection (a) of Section 2.3 of the Agreement (Closing Conditions) reading:

      "The Closing is predicated upon the following conditions being satisfied at or prior to June 30, 2004 or such later date as the offering may be extended to and if any of these conditions are not met or waived by such date, then the Purchase Price shall be returned to the Purchasers without interest:"

      is hereby deleted and replaced with the following:

      "The Closing is predicated upon the following conditions being satisfied at or prior to June 30, 2004 or such later date as the offering may be extended to (BUT IN NO EVENT SHALL SUCH DATE BE LATER THAN JULY 15, 2004) by the mutual consent of the Company and Sunrise, in their sole discretion, and if any of these conditions are not met or waived by such date, then the Purchase Price shall be returned to the Purchasers without interest:"

POST-CLOSING REVERSE STOCK SPLIT

Subsection (a) of Section 2.4 of the Agreement (Post-Closing Covenants) is hereby deleted in its entirety and replaced with the following:

      "to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock to enable the conversion of all outstanding shares of Preferred Stock into Common Stock. In connection therewith, the Company covenants to the Purchaser that it will take all reasonable efforts to file as soon as possible an information statement on
      Schedule 14(c) pursuant to Regulation 14(c) of the Exchange Act and shall file such schedule with the SEC no later than 60 days following the Closing Date. This information statement shall be undertaken to obtain stockholder approval of (A) an increase in the Company's number of authorized shares of Common Stock from 50,000,000 to 4,400,000,000; and
      (B) A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK OF ONE SHARE FOR FORTY-FOUR SHARES OUTSTANDING IMMEDIATELY FOLLOWING THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 4,400,000,000 AND THE CONVERSION OF THE PREFERRED STOCK AND THE COMPANY'S SERIES B NON-REDEEMABLE CONVERTIBLE PREFERRED STOCK."

NON-REGISTERED OFFERING

Subsection (j) of Section 3.1 of the Agreement (Non-Registered Offering) is deleted in its entirety and replaced with the following:

      "Neither the Company noR any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of the sale of securities contemplated by this Agreement with any other offering of securities by the Company under the Securities Act) which might subject the offering, issuance or sale of the Preferred Stock OR THE UNDERLYING COMMON STOCK to the registration requirements of Section 5 of the Securities Act."

AMENDMENT TO THE SERIES A CERTIFICATE OF DESIGNATION

The Certificate of Designation of the Rights and Preferences of the Series A 6% Non-Redeemable Convertible Preferred Stock shall be amended and restated to provide for the following:

The number of shares of Common Stock that may be acquired by a holder of Series A Preferred Stock upon any conversion of Series A Preferred shall be limited to the extent necessary to insure that, following such conversion, the total number of shares of Common Stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with such holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). This restriction may not be waived.

In addition, the number of shares of Common Stock that may be acquired by a holder of Series A Preferred Stock upon any conversion of Series A Preferred shall be limited to the extent necessary to insure that, following such conversion, the total number of shares of Common Stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of
Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). This restriction may also not be waived.

Any shares of Series A Preferred Stock not converted into Common Stock due to the operation of these restrictions will no longer be entitled to any rights to the dividend and liquidation preference.

In addition, except as otherwise required by law, the holders of the Series A Preferred Stock shall be entitled to vote on matters on which holders of Common Stock are entitled to vote only if and to the extent that such holder's shares are convertible into Common Stock in accordance with the conversion restrictions set forth above.

These provisions may impact the ability of certain holders of shares of Series A Preferred Stock to convert their shares into Common Stock as quickly as desired and may cause such holders to lose their voting rights to the extent that a certain number of their shares of Series A Preferred remain outstanding due to the operation of the conversion restrictions.

The Amended and Restated Certificate of Designations is attached hereto as Exhibit A.

CHANGES TO THE MEMORANDUM

RISK FACTORS AND THE SHARE EXCHANGE

On page 11 of the Memorandum (Risk Factors) and page 13 of the Memorandum (the Share Exchange) there is a discussion of voting proxies given to Jay Gelman representing approximately 13% of the outstanding common stock of the Company. In addition to those proxies, The Nathan A Low Roth I.R.A. has granted a voting proxy to the Company for all securities of the Company that it owns. Unlike the other voting proxies, the voting proxies of each of the Nathan A. Low Family Trust dated April 12, 1996 (a member of the Northumberland Investors) and the Nathan A Low Roth I.R.A. shall continue for a period of 2 years from the Closing, unless the underlying securities are transferred.

LIQUIDITY

The following new risk factor is hereby added to page 9 at the bottom of the previously existing section on risk factors:

LIQUIDITY RESTRICTIONS

Holders of certain Preferred Shares shall not receive the benefit of the automatic conversion of all of the Preferred Shares into Common Stock. A holder of the Preferred Shares may not receive shares of common stock upon conversion of its shares of Preferred Shares to the extent such conversion would result in the holder beneficially owning in excess of 4.999% or 9.999% of the issued and outstanding shares of the common stock of the Company on an as-converted basis. Such conversion restrictions may not be waived. Any of the Preferred Shares not converted into common stock due to the operation of these restrictions will no longer be entitled to the 6% dividend. Accordingly, affected holders of Preferred Shares may have to hold the Preferred Shares for a longer period of time than those holders of Preferred Shares that automatically convert into Common Stock.

DESCRIPTION OF SECURITIES

On page 20 of the Memorandum, the second, third and fourth sentences of the fifth paragraph are deleted and replaced with the following:

Except as set forth below, the Preferred Shares and the Series B Preferred Shares shall convert automatically into shares of Common Stock upon the effectiveness of a certificate of amendment to the Company's Articles duly filed with the Secretary of State of Nevada authorizing a sufficient number of shares of common stock of the Company to enable the conversion of all Preferred Shares and Series B Preferred Shares to convert into common stock of the Company. The Preferred Shares pay a 6% payable in kind dividend until such time as the Company has enough common stock to convert all the Preferred Shares being offered into common stock of the Company. The Series B Preferred Shares do not pay a dividend. A holder of the Preferred Shares may not receive shares of common stock upon conversion of its shares of Preferred Shares to the extent such conversion would result in the holder beneficially owning in excess of 4.999% or 9.999% of the issued and outstanding shares of the common stock of the Company on an as-converted basis. Such conversion restrictions may not be waived. Any of the Preferred Shares not converted into common stock due to the operation of these restrictions will no longer be entitled to the 6% dividend.

TERMS OF OFFERING AND PLAN OF DISTRIBUTION

On page 21 of the Memorandum, the reference to the Offering being subject to extension, is amended so that the Offering is subject to extension by the Company and Sunrise, in their sole discretion, but such extension shall not extend beyond July 15, 2004.

CAPITALIZATION/APPENDIX II

A footnote has been added to the capitalization table of the Company to reflect that the table does not include Warrants to purchase Common Stock of the Company issuable to the Placement Agent for services rendered in connection with the offering. A revised capitalization table is annexed hereto.

INVESTOR QUESTIONNAIRE

A separate Investor Questionnaire is attached hereto for corporate entity subscribers in the Offering. If you are investing on behalf of a corporate entity, or have sent in your subscription documents on behalf of a corporate entity, kindly complete and return the attached questionnaire and return it with an executed copy of this Supplement.

Please sign below to confirm your receipt of this Supplement (and, if applicable to confirm your subscription for Preferred Shares on the basis of this Supplement).

THIS SUPPLEMENT MUST BE EXECUTED AND RETURNED BEFORE THE CLOSING. FAILURE TO RETURN AN EXECUTED SUPPLEMENT SHALL RESULT IN THE REJECTION OF THE AGREEMENT OF PURCHASER, IN WHICH CASE ALL FUNDS DEPOSITED BY PURCHASER SHALL BE RETURNED WITHOUT INTEREST. FOR THE AVOIDANCE OF DOUBT, THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT ANY FUNDS PREVIOUSLY DEPOSITED BY PURCHASER AS CONSIDERATION FOR THE PURCHASE OF SERIES A 6% NON-REDEEMABLE CONVERTIBLE PREFERRED STOCK OF THE COMPANY SHALL BE DEEMED DEPOSITED ON THE BASIS OF THE FINAL EXECUTION VERSIONS OF THE TRANSACTION DOCUMENTS AND DISCLOSURE DOCUMENTS. IN ADDITION, ALL TERMS AND CONDITIONS OF THE MEMORANDUM AND AGREEMENT EXCEPT AS AMENDED HEREBY SHALL

REMAIN IN FULL FORCE AND EFFECT, INCLUDING THE DISCRETION OF THE COMPANY AND THE PLACEMENT AGENT TO ACCEPT OR REJECT ANY SUBSCRIPTION FOR PREFERRED STOCK. PURCHASER REAFFIRMS HIS, HER OR ITS AGREEMENT TO BE PARTY TO AND TO BE BOUND BY THE TERMS OF THE TRANSACTION DOCUMENTS (IN FORM AND SUBSTANCE OF THE FINAL EXECUTION VERSIONS THEREOF) AND CONFIRMS THAT SUNRISE, THE COMPANY AND ANY OTHER PERSON PARTY TO THE TRANSACTION DOCUMENTS SHALL RELY ON SUCH PREVIOUSLY DELIVERED SIGNATURE PAGES AS IF THE UNDERSIGNED HAD EXECUTED AND DELIVERED SIGNATURE PAGES ON THE BASIS OF THE FINAL EXECUTION VERSIONS.

                                                         ESSENTIAL REALITY, INC.


ACKNOWLEDGED AND CONFIRMED:


By:________________________________
         Name:
         Title: